Exhibit 10.4

(Execution Version)

SUB-SERVICING AGREEMENT

among

EXELA TECHNOLOGIES, INC.

Servicer

and

EACH ENTITY LISTED ON SCHEDULE 1 HERETO

Sub-Servicer

Dated as of December 17, 2020

i

SCHEDULES

SCHEDULE 1	LIST OF SUB-SERVICERS

ii

This Sub-Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of December 17, 2020, by and between EXELA TECHNOLOGIES, INC., a Delaware corporation (the “Servicer”) and EACH ENTITY LISTED ON SCHEDULE 1 HERETO, severally and not jointly (each, a “Sub-Servicer”).

WHEREAS, the Servicer has entered into a Loan and Security Agreement dated as of December 10, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Servicer has agreed to undertake certain duties and obligations as the Initial Servicer with respect to the servicing, administration and collection of Collateral (including the Pool Receivables), subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, pursuant to the Loan Agreement, the Servicer may delegate its duties and obligations thereunder to any sub-servicer, provided that, the Initial Servicer shall remain liable for the performance of the duties and obligations so delegated; and

WHEREAS, the Servicer desires that each Sub-Servicer sub-service the Collateral (including the Pool Receivables) on behalf of Servicer and under the terms herein.

NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01      Definitions.

In this Agreement, unless otherwise specified, capitalized terms are used as defined in (or by reference in) the Loan Agreement.

ARTICLE II

SERVICING

Section 2.01      Each Sub-Servicer to Act as Sub-Servicer.

(a)            Servicer hereby appoints each Sub-Servicer, and each Sub-Servicer hereby accepts such appointment, to sub-service (including the IP Services), administer and collect on the Collateral (including the Pool Receivable originated by such Sub-Servicer) on behalf of Servicer from and after the date hereof, in accordance with the terms of this Agreement and the Loan Agreement. Without limiting any other provision of, and except as otherwise expressly provided in, this Agreement, from the date hereof until the termination of this Agreement, each Sub-Servicer covenants that it will perform, observe and discharge all of the duties, agreements, covenants and obligations of Servicer under the Loan Agreement required to be performed, observed or discharged on or after the date hereof, and Servicer covenants that each Sub-Servicer is entitled to all rights and benefits under the Loan Agreement unless otherwise agreed by the parties. Each Sub-Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which such Sub-Servicer may deem necessary or desirable, consistent with the terms of this Agreement.

Notwithstanding anything to the contrary in this Agreement, each Sub-Servicer shall service any Pool Receivable that is subject to a Contract in accordance with the terms of such Contract. In the event of any conflict between the terms of the servicing obligations under this Agreement and any applicable Contract with respect to any Pool Receivables, the applicable Contract shall control with respect to the method of servicing the Pool Receivables. To the extent that this Agreement contains any terms that are not in conflict with an applicable Contract, the terms of this Agreement shall apply.

(b)            From and after the date hereof, each Sub-Servicer shall assume responsibility under this Agreement to sub-service (including the IP Services) and administer the Collateral (including each Pool Receivable) from time to time, all in accordance with this Agreement, the Loan Agreement and all Applicable Laws, with reasonable care and diligence, and in accordance with the IP License, the Credit and Collection Policy and consistent with the past practices of such Sub-Servicer.

(c)            Each Sub-Servicer and the Servicer shall cooperate in good faith to resolve in a mutually agreeable manner any issues or disagreements arising from the sub-servicing and administering the Pool Receivables.

ARTICLE III

GENERAL SERVICING PROCEDURES

Section 3.01      Servicing Compensation, Remittance to Servicer.

As consideration for servicing the Collateral, each Sub-Servicer shall receive its share, pro rata, of 90% of the Servicing Fee, between each Sub-Servicer (the “Sub-Servicing Fee”). Such Sub-Servicing Fee shall be payable by the Servicer from any Servicing Fees paid to the Servicer in accordance with Section 4.01 of the Loan Agreement. Such amounts will be remitted by the Servicer to the Sub-Servicers by wire transfer by the 15th Business Day of each calendar month or such other time as the parties may mutually agree.

ARTICLE IV

TERMINATION

Section 4.01      Termination.

(a)            Any Party may terminate this Agreement without cause or payment of a termination fee upon reasonable advance written notice to the other Parties; provided, that any Sub-Servicer shall automatically be removed from this Agreement concurrently with any removal of such Person as an Originator under each First Tier Purchase and Sale Agreement such Sub-Servicer is party to.

(b)            The Administrative Agent may (or at the direction of the Required Class Lenders of any Class, shall) terminate this Agreement upon an Initial Servicer Default under the Loan Agreement by giving reasonable advance written notice of its desire to terminate this Agreement to the Initial Servicer (and the Initial Servicer shall provide appropriate notice to each Sub-Servicer).

(c)            Nothing set forth herein, shall limit any other rights of any Credit Party to terminate this Agreement pursuant to the Loan Agreement, as amended from time to time.

Section 4.02      Transfer Procedures.

In the event a Sub-Servicer is replaced or otherwise transfers servicing with respect to any Collateral pursuant to the terms of this Agreement, such Sub-Servicer agrees to cooperate with the Servicer or a Successor Servicer, as applicable, and with any party designated as the replacement sub-servicer in transferring the servicing to such replacement sub-servicer. On or before the date upon which servicing is transferred from a Sub-Servicer to a replacement sub-servicer (the “Transfer Date”), such Sub-Servicer shall prepare, execute and deliver to the replacement sub-servicer any and all documents and other instruments, place in such replacement sub-servicer’s possession all Records necessary or appropriate to effect the purposes of such notice of termination.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SUB-SERVICER

AND SERVICER

As of the date hereof, each Sub-Servicer and the Servicer makes each of the representations and warranties set forth in Section 7.02 of the Loan Agreement as to itself, which representations and warranties are incorporated herein as if set forth herein in their entirety, mutatis mutandis.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01      Execution; Binding Effect.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon each Sub-Servicer and the Servicer and their respective permitted successors and assigns.

Section 6.02      Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY CREDIT PARTY IN THE RECEIVABLES AND RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

Section 6.03      Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of each Sub-Servicer shall be rendered by it as an independent contractor and not as an agent of the Servicer. Each Sub-Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

EXELA TECHNOLOGIES, INC.

(Servicer)

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

[Signature Page 1 of 3 for Sub-Servicing Agreement]

BANCTEC, INC.
HOV ENTERPRISE SERVICES, INC.
HOV SERVICES, INC.
HOV SERVICES, LLC
SOURCECORP BPS INC.
SOURCECORP MANAGEMENT, INC.
SOURCEHOV HEALTHCARE, INC.
UNITED INFORMATION SERVICES, INC.
ECONOMIC RESEARCH SERVICES, INC.
J&B SOFTWARE, INC.
REGULUS GROUP, LLC
REGULUS GROUP II, LLC
REGULUS INTEGRATED SOLUTIONS LLC
EXELA ENTERPRISE SOLUTIONS, INC.

(each a Sub-Servicer)

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

[Signature page 2 of 3 for Sub-Servicing Agreement]

SOURCEHOV, LLC

(a Sub-Servicer)

By:	/s/ Srini Murali
Name: Srini Murali
Title: Manager

NOVITEX GOVERNMENT SOLUTIONS, LLC

(a Sub-Servicer)

By:	/s/ Parrie Ahammer
Name: Parrie Ahammer
Title: Manager

[Signature page 3 of 3 for Sub-Servicing Agreement]

SCHEDULE 1

LIST OF SUB-SERVICERS

Sub-Servicer
BANCTEC, INC.
ECONOMIC RESEARCH SERVICES, INC.
EXELA ENTERPRISE SOLUTIONS, INC.
SOURCEHOV HEALTHCARE, INC.
UNITED INFORMATION SERVICES, INC.
HOV ENTERPRISE SERVICES, INC.
HOV SERVICES, INC.
HOV SERVICES, LLC
J&B SOFTWARE, INC.
NOVITEX GOVERNMENT SOLUTIONS, LLC
REGULUS GROUP II LLC
REGULUS GROUP LLC
REGULUS INTEGRATED SOLUTIONS LLC
SOURCECORP BPS INC.
SOURCECORP MANAGEMENT, INC.
SOURCEHOV, LLC

Schedule 1